Exhibit A

State of New Mexico
Energy, Minerals and Natural Resources Department

Michelle Lujan Grisham
Governor

Sarah Cottrell Propst
Cabinet Secretary

Todd E. Leahy, JD, PhD
Deputy Cabinet Secretary

Adrienne Sandoval, Division Director
Oil Conservation Division

BY CERTIFIED MAIL -RETURN RECEIPT REQUESTED
AND ELECTRONIC MAIL

April 8, 2021

Carla Petty
Senior Accounts Manager
Petrolia Energy Corporation
710 N Post Oak Rd
Suite 512
Houston, TX 77024
Carla.p@petroliaenergy.com

NOTICE OF VIOLATION

The Director of the Oil Conservation Division ("OCD") issues this Notice of Violation ("NOV") pursuant to 19.15.5.10 NMAC. A process is available to informally discuss and resolve the NOV. OCD will not request a hearing on the NOV until the end of this process, which runs for 30 days from the date of your receipt of this letter. OCD will extend this process if it would facilitate informal resolution of the NOV. To initiate this process, contact the OCD employee identified at the end of this letter.

(1) Alleged Violator: Petrolia Energy Corporation, OGRID # 371666 ("Petrolia").

(2) Citation, Nature, and Factual and Legal Basis for Alleged Violation(s):

19.15.7.24 NMAC:

A. *An operator shall file a form C-115 for each non-plugged well completion for which the division has approved a form C-104 and for each secondary or other enhanced recovery project or pressure maintenance project injection well or other injection well within the state, setting forth complete information and data indicated on the forms in the order, format and style the director prescribes. The operator shall estimate oil production from wells producing into common storage as accurately as possible on the basis of periodic tests.*

B. *An operator shall file the reports 19.15.7.24 NMAC requires using the division's web-based online application on or before the 15th day of the second month following the*

> *month of production, or if such day falls on a weekend or holiday, the first workday following the 15th. An operator may apply to the division for exemption from the electronic filing requirement based upon a demonstration that such requirement would operate as an economic or other hardship.*

Petrolia is the registered operator of thirty-eight (38) wells. Petrolia's last reported production for each well is identified in Table 1. Petrolia has been out of compliance with 19.15.7.24 NMAC for each well since January 2020.

Table 1:

API	Well	Last Production Reported
30-005-60028	TWIN LAKES SAN ANDRES UNIT #056	Jan-20
30-005-60659	TWIN LAKES SAN ANDRES UNIT #085	Jan-20
30-005-60973	TWIN LAKES SAN ANDRES UNIT #037	Jan-20
30-005-61031	TWIN LAKES SAN ANDRES UNIT #058	Jan-20
30-005-61096	TWIN LAKES SAN ANDRES UNIT #067	Jan-20
30-005-61106	TWIN LAKES SAN ANDRES UNIT #094	Jan-20
30-005-62845	TWIN LAKES SAN ANDRES UNIT #123	Jan-20
30-005-63140	TWIN LAKES SAN ANDRES UNIT #203	Jan-20
30-005-63185	TWIN LAKES SAN ANDRES UNIT #316	Jan-20
30-005-63190	TWIN LAKES SAN ANDRES UNIT #329	Jan-20
30-005-63192	TWIN LAKES SAN ANDRES UNIT #331	Jan-20
30-005-60767	TWIN LAKES SAN ANDRES UNIT #049	Sep-19
30-005-62212	TWIN LAKES SAN ANDRES UNIT #071	Sep-19
30-005-63189	TWIN LAKES SAN ANDRES UNIT #326	Sep-19
30-005-60696	TWIN LAKES SAN ANDRES UNIT #040	Jun-18
30-005-63138	TWIN LAKES SAN ANDRES UNIT #200	Nov-16
30-005-60031	TWIN LAKES SAN ANDRES UNIT #026	Oct-16
30-005-60569	TWIN LAKES SAN ANDRES UNIT #029	Oct-16
30-005-60657	TWIN LAKES SAN ANDRES UNIT #039	Oct-16
30-005-63147	TWIN LAKES SAN ANDRES UNIT #202	Oct-16
30-005-63188	TWIN LAKES SAN ANDRES UNIT #321	Oct-16
30-005-63187	TWIN LAKES SAN ANDRES UNIT #319	Feb-14
30-005-00342	TWIN LAKES SAN ANDRES UNIT #045	Oct-12
30-005-60844	TWIN LAKES SAN ANDRES UNIT #102	Sep-12
30-005-61452	TWIN LAKES SAN ANDRES UNIT #101	Sep-12
30-005-60329	TWIN LAKES SAN ANDRES UNIT #036	Aug-12
30-005-62069	TWIN LAKES SAN ANDRES UNIT #064	Aug-12
30-005-61095	TWIN LAKES SAN ANDRES UNIT #092	Jul-12
30-005-60807	TWIN LAKES SAN ANDRES UNIT #059	Jun-12
30-005-60885	TWIN LAKES SAN ANDRES UNIT #070	Jun-12
30-005-61006	TWIN LAKES SAN ANDRES UNIT #088	Jun-12
30-005-61332	TWIN LAKES SAN ANDRES UNIT #106	Jun-12
30-005-60536	TWIN LAKES SAN ANDRES UNIT #018	May-12

30-005-60796	TWIN LAKES SAN ANDRES UNIT #050	May-12
30-005-61007	TWIN LAKES SAN ANDRES UNIT #068	May-12
30-005-61032	TWIN LAKES SAN ANDRES UNIT #077	Feb-12
30-005-60470	TWIN LAKES SAN ANDRES UNIT #016	Jan-12
30-005-62213	TWIN LAKES SAN ANDRES UNIT #080	Dec-11

19.15.5.9(A) NMAC:

An operator is in compliance with Subsection A of 19.15.5.9 NMAC if the operator...

(4) *has no more than the following number of wells out of compliance with 19.15.25.8 NMAC that are not subject to an agreed compliance or final order setting a schedule for bringing the wells into compliance with 19.15.25.8 NMAC and imposing sanctions if the schedule is not met:.*

(a) *two wells or fifty percent of the wells the operator operates, whichever is less, if the operator operates 100 wells or less;*

(b) *five wells if the operator operates between 101 and 500 wells;*

(c) *seven wells if the operator operates between 501 and 1000 wells; and*

(d) *10 wells if the operator operates more than 1000 wells.*

Petrolia is the registered operator of thirty-eight (38) wells. The twenty-seven (27) wells identified in Table 2 are out of compliance with 19.15.25.8 NMAC and are not subject to an agreed compliance or final order:

Table 2:

API	Well	Last Production Reported
30-005-60767	TWIN LAKES SAN ANDRES UNIT #049	Sep-19
30-005-62212	TWIN LAKES SAN ANDRES UNIT #071	Sep-19
30-005-63189	TWIN LAKES SAN ANDRES UNIT #326	Sep-19
30-005-60696	TWIN LAKES SAN ANDRES UNIT #040	Jun-18
30-005-63138	TWIN LAKES SAN ANDRES UNIT #200	Nov-16
30-005-60031	TWIN LAKES SAN ANDRES UNIT #026	Oct-16
30-005-60569	TWIN LAKES SAN ANDRES UNIT #029	Oct-16
30-005-60657	TWIN LAKES SAN ANDRES UNIT #039	Oct-16
30-005-63147	TWIN LAKES SAN ANDRES UNIT #202	Oct-16
30-005-63188	TWIN LAKES SAN ANDRES UNIT #321	Oct-16
30-005-63187	TWIN LAKES SAN ANDRES UNIT #319	Feb-14
30-005-00342	TWIN LAKES SAN ANDRES UNIT #045	Oct-12
30-005-60844	TWIN LAKES SAN ANDRES UNIT #102	Sep-12
30-005-61452	TWIN LAKES SAN ANDRES UNIT #101	Sep-12

30-005-60329	TWIN LAKES SAN ANDRES UNIT #036	Aug-12
30-005-62069	TWIN LAKES SAN ANDRES UNIT #064	Aug-12
30-005-61095	TWIN LAKES SAN ANDRES UNIT #092	Jul-12
30-005-60807	TWIN LAKES SAN ANDRES UNIT #059	Jun-12
30-005-60885	TWIN LAKES SAN ANDRES UNIT #070	Jun-12
30-005-61006	TWIN LAKES SAN ANDRES UNIT #088	Jun-12
30-005-61332	TWIN LAKES SAN ANDRES UNIT #106	Jun-12
30-005-60536	TWIN LAKES SAN ANDRES UNIT #018	May-12
30-005-60796	TWIN LAKES SAN ANDRES UNIT #050	May-12
30-005-61007	TWIN LAKES SAN ANDRES UNIT #068	May-12
30-005-61032	TWIN LAKES SAN ANDRES UNIT #077	Feb-12
30-005-60470	TWIN LAKES SAN ANDRES UNIT #016	Jan-12
30-005-62213	TWIN LAKES SAN ANDRES UNIT #080	Dec-11

19.15.8.9 NMAC:

C. Active wells. *An operator shall provide financial assurance for wells that are covered by Subsection A of 19.15.8.9 NMAC and are not subject to Subsection D of 19.15.8.9 NMAC in one of the following categories:*

(1) *a one well financial assurance in the amount of \$25,000 plus \$2 per foot of the projected depth of a proposed well or the depth of an existing well; the depth of a well is the true vertical depth for vertical and horizontal wells and the measured depth for deviated and directional wells; or*

(2) *a blanket plugging financial assurance in the following amounts covering all the wells of the operator subject to Subsection C of 19.15.8.9 NMAC:*

(a) *\$50,000 for one to 10 wells;*
(b) *\$75,000 for 11 to 50 wells;*
(c) *\$125,000 for 51 to 100 wells; and*
(d) *\$250,000 for more than 100 wells.*

Petrolia is registered as the operator of thirty-eight (38) wells, but has a blanket plugging financial assurance of only \$50,000.

D. Inactive wells*. An operator shall provide financial assurance for wells that are covered by Subsection A of 19.15.8.9 NMAC that have been in temporarily abandoned status for more than two years or for which the operator is seeking approved temporary abandonment pursuant to 19.15.25.13 NMAC in one of the following categories:*

(1) *a one well financial assurance in the amount of \$25,000 plus \$2 per foot of the projected depth of a proposed well or the depth of an existing well; the depth of a well is the true vertical depth for vertical and horizontal wells and the measured depth for deviated and directional wells; or*

(2) *a blanket plugging financial assurance covering all wells of the operator subject to Subsection D of 19.15.8.9 NMAC:*

(a) *\$150,000 for one to five wells;*

Exhibit A

> ***(b)*** *$300,000 for six to 10 wells;*
> ***(c)*** *$500,000 for 11 to 25 wells; and*
> ***(d)*** *$1,000,000 for more than 25 wells.*

Petrolia currently has twenty-four (24) wells that have been inactive for more than two years and for which there is insufficient financial assurance as identified in Table 3:

Table 3:

API	Well	Existing FA	Required FA	Due
30-005-60696	TWIN LAKES SAN ANDRES UNIT #040	0	30,800	Jul-20
30-005-63138	TWIN LAKES SAN ANDRES UNIT #200	0	30,600	Dec-18
30-005-60031	TWIN LAKES SAN ANDRES UNIT #026	0	30,228	Nov-18
30-005-60569	TWIN LAKES SAN ANDRES UNIT #029	0	30,460	Nov-18
30-005-60657	TWIN LAKES SAN ANDRES UNIT #039	0	30,740	Nov-18
30-005-63147	TWIN LAKES SAN ANDRES UNIT #202	0	30,500	Nov-18
30-005-63188	TWIN LAKES SAN ANDRES UNIT #321	0	30,632	Nov-18
30-005-63187	TWIN LAKES SAN ANDRES UNIT #319	7,903	30,806	Mar-16
30-005-00342	TWIN LAKES SAN ANDRES UNIT #045	12,818	40,636	Nov-14
30-005-60844	TWIN LAKES SAN ANDRES UNIT #102	7,785	30,570	Oct-14
30-005-61452	TWIN LAKES SAN ANDRES UNIT #101	7,780	30,560	Oct-14
30-005-60329	TWIN LAKES SAN ANDRES UNIT #036	7,645	30,290	Sep-14
30-005-62069	TWIN LAKES SAN ANDRES UNIT #064	7,680	30,360	Sep-14
30-005-61095	TWIN LAKES SAN ANDRES UNIT #092	7,740	30,480	Aug-14
30-005-60807	TWIN LAKES SAN ANDRES UNIT #059	7,867	30,734	Jul-14
30-005-60885	TWIN LAKES SAN ANDRES UNIT #070	7,850	30,700	Jul-14
30-005-61006	TWIN LAKES SAN ANDRES UNIT #088	7,815	30,630	Jul-14
30-005-61332	TWIN LAKES SAN ANDRES UNIT #106	7,700	30,400	Jul-14
30-005-60536	TWIN LAKES SAN ANDRES UNIT #018	7,700	30,400	Jun-14
30-005-60796	TWIN LAKES SAN ANDRES UNIT #050	7,888	30,776	Jun-14
30-005-61007	TWIN LAKES SAN ANDRES UNIT #068	7,831	30,662	Jun-14
30-005-61032	TWIN LAKES SAN ANDRES UNIT #077	7,826	30,652	Mar-14
30-005-60470	TWIN LAKES SAN ANDRES UNIT #016	7,593	30,186	Feb-14
30-005-62213	TWIN LAKES SAN ANDRES UNIT #080	7,925	30,850	Jan-14

(3) Compliance: No later than thirty (30) days after receipt of this NOV, Petrolia shall (a) submit production reports for the wells identified in Table 1; (b) plug and abandon at least twenty-five (25) wells listed in Table 2; (c) increase the blanket plugging financial assurance to $75,000; and (d) provide inactive well blanket plugging financial assurance of $500,000 or increase the one well financial assurance to the specified amounts in Table 3.

(4) Sanction(s): OCD may impose one or more of the following sanctions:

- civil penalty
- modification, suspension, cancellation, or termination of a permit or authorization
- plugging and abandonment of a well

- remediation and restoration of a well location and associated facilities, including the removal of surface and subsurface equipment and other materials
- remediation and restoration of a location affected by a spill or release
- forfeiture of financial assurance
- shutting in a well or wells
- any other remedy authorized by law

For the alleged violations described above, OCD proposes the following sanctions:

(a) Plug and Abandon Wells: OCD will request an order requiring Petrolia to plug and abandon twenty-five (25) wells listed in Table 2, and alternatively, an order authorizing OCD to plug and abandon those wells.

(b) Financial Assurance: OCD will request an order requiring Petrolia to provide an inactive well blanket plugging financial assurance of $500,000 or additional one well financial assurance in the specified amounts in Table 3, and alternatively, an order forfeiting financial assurance.

(c) Termination of Authorization to Transport: OCD will request an order terminating Petrolia's authority to transport from the wells identified in Table 1.

(d) Civil Penalties: OCD proposes to assess civil penalties as specified below. The civil penalty calculations are attached. OCD has taken into consideration the alleged violator's good faith effort to comply with the applicable requirements. Copies of the civil penalty calculations are attached.

Civil Penalty:	19.15.5.9(A)(4)(a) NMAC:	$ 8,100.00
	19.15.7.24 NMAC:	$ 8,400.00
	19.15.8.9(C) NMAC:	$ 11,400.00
	19.15.8.9(D) NMAC:	$ 7,200.00

(5) Hearing: If this NOV cannot be resolved informally, OCD will hold a hearing on July 15, 2021. Please see 19.15.5.10 NMAC for more information regarding the hearing. Even if OCD schedules a hearing, you can request an informal resolution at any time.

For more information regarding this NOV, contact Daniel Sanchez, OCD Compliance and Enforcement Manager, at (505) 795-4558 or Daniel.Sanchez@state.nm.us.

Regards,

Adrienne Sandoval
Director

cc: Office of Legal Counsel, EMNRD